Evergreen Select Strategic Growth Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS’ REPORT
29	ADDITIONAL INFORMATION

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Select Strategic Growth Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with

LETTER TO SHAREHOLDERS continued

WorldCom’s announcement of more than $3 billion in erroneous accounting. This proved to ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment

LETTER TO SHAREHOLDERS continued

strategies, paying particular attention to the investor’s time horizon. As the financial markets become more comfortable with the fundamentals of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“Though we are cautious in the near term, we believe this market scenario sets up for what could be a positive market environment in 2003.”

MANAGEMENT TEAM

W. Shannon Reid, CFA
Large Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/31/1994
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998

Average Annual Returns*

1 year with sales charge	-22.17%	-22.03%	-19.61%	N/A	N/A

1 year w/o sales charge	-17.40%	-17.93%	-17.97%	-17.16%	-17.40%

5 year	-0.99%	-0.26%	-0.03%	0.28%	0.00%

Since Portfolio Inception	9.84%	10.23%	10.23%	10.84%	10.55%

Maximum Sales Charge	5.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A	N/A

12-month income dividends per share	$0.04	$0.02	$0.02	$0.06	$0.04

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Select Strategic Growth Fund Class A shares,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -17.40% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index (Russell 1000 Growth) returned -22.51%, while the median return of funds in Lipper’s large cap growth category was -22.65%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the market environment during the period?

The period began with a market rally in the fourth quarter of 2001. The catalyst for the advance was a combination of stronger than anticipated business activity in the aftermath of September 11 and the expectation of a general economic upturn in the first half of calendar year 2002. However, the rally could not be sustained as the anticipated economic recovery failed to materialize in the ensuing quarters. Although the consumer continued to spend, corporations began to cut back on capital expenditures and started digesting capacity that was a result of overinvestment in previous years. This was particularly evident in the telecommunications and information technology industries. Against this backdrop, optimistic earnings estimates in aggregate had to be reduced steadily as we progressed through the period. The revised earnings would not justify equity valuations. Further aggravating the market downturn were reports of fraudulent accounting on the part of such major corporations as Enron, Worldcom and Tyco. Already fragile investor confidence was eroded even further.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$860,662,872

Number of Holdings	61

Beta	1.25

R-squared	0.63

P/E Ratio	19.0x

What strategies did you pursue during the 12 months?

Throughout the 12-month period we maintained a conservatively positioned portfolio versus our benchmark, the Russell 1000 Growth. Our investment discipline endeavors to identify companies with histories of superior earnings growth, strong current fundamentals and rising earnings expectations. Stocks exhibiting these characteristics were in short supply. Throughout the period we were underweighted in the information technology, telecommunications and pharmaceuticals sectors. Each of these sectors witnessed a deterioration in fundamentals greater than that of the overall market. Conversely, we were overweighted in defense and healthcare services, two areas that exhibited improving fundamentals. We maintained roughly neutral positions in other major sectors such as cyclicals, staples and finance.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Health Care	23.5%

Information Technology	14.8%

Industrials	13.2%

Financials	12.6%

Consumer Staples	11.7%

PORTFOLIO MANAGER INTERVIEW continued

What areas contributed positively to performance?

The fund outperformed the benchmark in eight out of 10 sectors: consumer discretionary, consumer staples, financials, healthcare, industrials, materials, telecommunication services and utilities. The two top performing sectors were industrials (+260 basis points) and healthcare (+110 basis points). In industrials, our overweighting in defense stocks and our underweighting in General Electric (GE) was additive. The defense contractors have benefited from years of industry consolidation and an increase in defense procurement budgets. Our holdings in this group include Lockheed Martin, General Dynamics, Northrop Grumman and L-3 Communications. As for GE, we underweighted this stock given our view that their long-cycle businesses, specifically power generation and aerospace, would be weaker than anticipated.

In healthcare, we underweighted pharmaceuticals as we believe that a number of challenges (lean product pipelines, patent expirations, pricing pressures and manufacturing issues) would decelerate the industry’s growth rate. Conversely, we were overweighted in healthcare services such as HMOs (e.g., United Healthcare and Wellpoint), hospital operators (e.g., HCA and Tenet Healthcare) and pharmacy benefit managers (e.g., Caremark and Express Scripts), which were experiencing accelerating fundamentals.

What areas had a negative effect on fund performance?

During the period, the fund underperformed in two of 10 sectors: technology (-32 basis points) and energy (-58 basis points). In technology, we were disadvantaged by our holdings in Texas Instruments, Cisco Systems, Brocade Communications, Analog Devices and Emulex. Each of these companies experienced a greater than anticipated drop in demand for their products and the companies underwent significant reductions in their reported and expected earnings. Nevertheless, these companies, with the exception of Emulex, remain in the portfolio as we view them as leaders in their respective industries and are well positioned when information technology spending sees an upturn.

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

Pfizer, Inc.	4.8%

Medtronic, Inc.	3.9%

Coca-Cola Co.	3.5%

Wal-Mart Stores, Inc.	3.0%

Fannie Mae	2.8%

General Electric Co.	2.8%

Cisco Systems, Inc.	2.6%

Lockheed Martin Corp.	2.5%

Microsoft Corp.	2.5%

Freddie Mac	2.4%

What is your outlook for the next 12 months?

Corporate earnings estimates are often used as a measure of corporate profit growth. Experts generate estimates for the major

PORTFOLIO MANAGER INTERVIEW continued

indexes by summing earnings for all the companies in the index. We believe that the current consensus earnings estimates for the Standard & Poor’s 500 Index of $48.28 for 2002 and $53.67 for 2003 remain too optimistic. Although these figures have been steadily revised downward as the year has progressed, the 2002 estimate still implies 15% year-over-year growth in the third quarter and 22% year-over-year growth in the fourth quarter. Given the current operating environment, we do not think this is achievable. It is our view that it will be difficult for the market to mount a sustained advance until investors come to terms with the fact that earnings estimates once again need to be reduced. However, with interest rates at multi-decade lows and market valuations at a reasonable (but not cheap) level, further downside should be limited. The process of aligning expectations with reality, while frustrating, is healthy. Though we are cautious in the near term, we believe this market scenario sets up for what could be a positive market environment in 2003.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended
	2002[1]	2001[2]	June 30, 2001[3]
CLASS A
Net asset value, beginning of period	$22.88	$28.32	$29.11
Income from investment operations
Net investment income	0.04	0.02	0.01
Net realized and unrealized losses on securities and foreign currency related transactions	-4.02	-5.44	-0.79
Total from investment operations	-3.98	-5.42	-0.78

Distributions to shareholders from
Net investment income	-0.04	-0.02	-0.01

Net asset value, end of period	$18.86	$22.88	$28.32
Total return[4]	-17.40%	-19.15%	-2.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$626	$21	$14
Ratios to average net assets
Expenses[5]	1.01%	1.01%[6]	1.14%[6]
Net investment income	0.20%	0.12%[6]	0.14%[6]
Portfolio turnover rate	171%	38%	207%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended
	2002[1]	2001[2]	June 30, 2001[3]
CLASS B
Net asset value, beginning of period	$22.83	$28.30	$29.11
Income from investment operations
Net investment loss	-0.15	-0.02	-0.01
Net realized and unrealized losses on securities and foreign currency related transactions	-3.94	-5.45	-0.80
Total from investment operations	-4.09	-5.47	-0.81

Distributions to shareholders from
Net investment income	-0.02	0	0

Net asset value, end of period	$18.72	$22.83	$28.30
Total return[4]	-17.93%	-19.32%	-2.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$474	$56	$31
Ratios to average net assets
Expenses[5]	1.76%	1.72%[6]	1.80%[6]
Net investment loss	-0.68%	-0.49%[6]	-0.31%[6]
Portfolio turnover rate	171%	38%	207%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended
	2002[1]	2001[2]	June 30, 2001[3]
CLASS C
Net asset value, beginning of period	$22.84	$28.31	$29.11
Income from investment operations
Net investment loss	-0.15	-0.01	-0.02
Net realized and unrealized losses on securities and foreign currency related transactions	-3.95	-5.46	-0.78
Total from investment operations	-4.10	-5.47	-0.80

Distributions to shareholders from
Net investment income	-0.02	0	0

Net asset value, end of period	$18.72	$22.84	$28.31
Total return[4]	-17.97%	-19.32%	-2.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$242	$45	$31
Ratios to average net assets
Expenses[5]	1.76%	1.73%[6]	1.93%[6]
Net investment loss	-0.67%	-0.53%[6]	-0.84%[6]
Portfolio turnover rate	171%	38%	207%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002[1]	2001[2]	2001	2000	1999[1]	1998[3]
CLASS I4
Net asset value, beginning of period	$22.89	$28.32	$52.48	$41.94	$38.41	$32.45
Income from investment operations
Net investment income	0.07	0.03	0.15	0.04	0.08	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-3.99	-5.43	-12.92	18.58	6.80	5.96
Total from investment operations	-3.92	-5.40	-12.77	18.62	6.88	6.00

Distributions to shareholders from
Net investment income	-0.06	-0.03	-0.15	-0.03	-0.09	-0.04
Net realized gains	0	0	-11.24	-8.05	-3.26	0
Total distributions to shareholders	-0.06	-0.03	-11.39	-8.08	-3.35	-0.04

Net asset value, end of period	$18.91	$22.89	$28.32	$52.48	$41.94	$38.41
Total return	-17.16%	-19.08%	-30.19%	52.26%	19.22%	18.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$845,179	$625,442	$713,743	$817,618	$481,119	$321,532
Ratios to average net assets
Expenses[5]	0.76%	0.73%[6]	0.73%	0.72%	0.72%	0.72%[6]
Net investment income	0.31%	0.41%[6]	0.38%	0.80%	0.24%	0.19%[6]
Portfolio turnover rate	171%	38%	207%	152%	155%	80%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from November 24, 1997 (commencement of class operations), to June 30 1998.

4.  Effective at the close of business on May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002[1]	2001[2]	2001	2000	1999[1]	1998[3]
CLASS IS
Net asset value, beginning of period	$22.71	$28.10	$52.21	$41.83	$38.36	$36.10
Income from investment operations
Net investment income (loss)	0.01	0.01	0.09	-0.05	0.04	-0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-3.96	-5.38	-12.89	18.48	6.73	2.34
Total from investment operations	-3.95	-5.37	-12.80	18.43	6.77	2.26

Distributions to shareholders from
Net investment income	-0.04	-0.02	-0.07	0	-0.04	0
Net realized gains	0	0	-11.24	-8.05	-3.26	0
Total distributions to shareholders	-0.04	-0.02	-11.31	-8.05	-3.30	0

Net asset value, end of period	$18.72	$22.71	$28.10	$52.21	$41.83	$38.36
Total return	-17.40%	-19.13%	-30.39%	51.87%	18.88%	6.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$14,142	$15,082	$19,508	$23,719	$12,650	$2,373
Ratios to average net assets
Expenses[4]	1.01%	0.98%[5]	0.98%	0.97%	0.97%	0.97%[5]
Net investment income (loss)	0.04%	0.15%[5]	0.14%	-0.17%	-0.03%	-0.27%[5]
Portfolio turnover rate	171%	38%	207%	152%	155%	80%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from February 27, 1998 (commencement of class operations), to June 30 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 90.4%
CONSUMER DISCRETIONARY - 8.8%
Household Durables - 1.2%
Lennar Corp. (p)	178,150	$ 9,937,207
Multi-line Retail - 3.0%
Wal-Mart Stores, Inc.	531,150	26,153,826
Specialty Retail - 4.6%
Autozone, Inc. *	72,000	5,677,920
Home Depot, Inc.	330,025	8,613,652
Lowe’s Companies, Inc.	426,560	17,659,584
Michaels Stores, Inc. *	164,125	7,500,513
39,451,669
CONSUMER STAPLES - 11.7%
Beverages - 5.3%
Anheuser-Busch Companies, Inc.	264,750	13,396,350
Coca-Cola Co.	631,425	30,283,143
PepsiCo, Inc.	55,800	2,061,810
45,741,303
Household Products - 2.9%
Clorox Co.	271,300	10,900,834
Procter & Gamble Co.	156,950	14,028,191
24,929,025
Personal Products - 1.6%
Gillette Co.	467,060	13,824,976
Tobacco - 1.9%
Philip Morris Companies, Inc.	417,475	16,198,030
ENERGY - 1.3%
Oil & Gas - 1.3%
Occidental Petroleum Corp.	381,225	10,819,166
FINANCIALS - 12.6%
Banks - 4.1%
Bank of America Corp.	299,325	19,096,935
Bank One Corp.	199,150	7,448,210
North Fork Bancorp, Inc.	221,775	8,391,966
34,937,111
Diversified Financials - 8.1%
Bear Stearns Companies, Inc.	278,850	15,727,140
Brentwood Associates VI (h)	1,000,000	173,710
Fannie Mae	410,850	24,462,009
Freddie Mac	367,721	20,555,604
Moody’s Corp.	189,975	9,213,788
70,132,251
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

Insurance - 0.4%
American International Group, Inc.	58,250	$ 3,186,275
Real Estate - 0.0%
Franklin Capital Associates, LP (h)	500,000	33,625
HEALTH CARE - 23.5%
Biotechnology - 1.5%
Amgen, Inc. *	43,086	1,796,686
Genentech, Inc. *(p)	354,900	11,580,387
13,377,073
Health Care Equipment & Supplies - 5.0%
C.R. Bard, Inc.	181,600	9,920,808
Medtronic, Inc.	788,700	33,220,044
43,140,852
Health Care Providers & Services - 8.4%
Express Scripts, Inc., Class A *(p)	327,825	17,873,019
HCA-The Healthcare Corp.	396,595	18,881,888
Tenet Healthcare Corp. *	398,055	19,703,722
UnitedHealth Group, Inc.	74,700	6,515,334
Wellpoint Health Networks, Inc., Class A *	124,550	9,129,515
72,103,478
Pharmaceuticals - 8.6%
Johnson & Johnson Co.	190,475	10,300,888
Merck & Co., Inc.	295,825	13,522,161
Pfizer, Inc.	1,417,643	41,140,000
Pharmacia Corp.	227,875	8,859,780
73,822,829
INDUSTRIALS - 13.2%
Aerospace & Defense - 4.1%
General Dynamics Corp.	170,500	13,866,765
Lockheed Martin Corp.	337,975	21,856,843
35,723,608
Commercial Services & Supplies - 4.0%
Apollo Group, Inc., Class A *	274,187	11,907,941
Automatic Data Processing, Inc.	118,500	4,120,245
First Data Corp.	672,750	18,803,363
34,831,549
Industrial Conglomerates - 2.8%
General Electric Co.	969,010	23,886,097
Road & Rail - 2.3%
Norfolk Southern Corp.	565,925	11,426,026
Union Pacific Corp.	141,450	8,185,711
19,611,737
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 4.0%
Brocade Communications Systems, Inc. *	548,597	$ 4,130,935
Cisco Systems, Inc. *	2,145,260	22,482,325
Motorola, Inc.	750,750	7,642,635
34,255,895
Computers & Peripherals - 2.1%
Dell Computer Corp. *	371,725	8,739,255
International Business Machines Corp.	161,700	9,441,663
18,180,918
IT Consulting & Services - 2.0%
Affiliated Computer Services, Inc., Class A *	407,985	17,359,762
Semiconductor Equipment & Products - 4.2%
Analog Devices, Inc. *	670,790	13,214,563
Applied Materials, Inc. *	344,717	3,981,481
Intel Corp.	345,475	4,798,648
Texas Instruments, Inc.	965,468	14,259,962
36,254,654
Software - 2.5%
Microsoft Corp. *	491,630	21,503,896
MATERIALS - 2.6%
Containers & Packaging - 1.9%
Ball Corp.	182,150	9,178,538
Pactiv Corp. *	416,900	6,858,005
16,036,543
Paper & Forest Products - 0.7%
International Paper Co.	182,225	6,084,493
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
L-3 Communications Holdings, Inc. *(p)	111,090	5,854,443
UTILITIES - 1.2%
Electric Utilities - 1.2%
Southern Co.	358,910	10,329,430
Total Common Stocks		777,701,721
SHORT-TERM INVESTMENTS - 12.2%
MUTUAL FUND SHARES - 12.2%
Evergreen Institutional Money Market Fund (o)	78,120,347	78,120,347
Navigator Prime Portfolio (pp)	26,869,873	26,869,873
Total Short-Term Investments		104,990,220
Total Investments - (cost $975,036,696) - 102.6%		882,691,941
Other Assets and Liabilities - (2.6%)		(22,029,069)
Net Assets - 100.0%		$ 860,662,872
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

h	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 975,036,696
Net unrealized losses on securities	(92,344,755)

Market value of securities	882,691,941
Receivable for securities sold	4,355,676
Receivable for Fund shares sold	1,583,730
Dividends and interest receivable	1,075,778
Prepaid expenses and other assets	18,780

Total assets	889,725,905

Liabilities
Distributions payable	911,429
Payable for Fund shares redeemed	1,095,794
Payable for securities on loan	26,869,873
Advisory fee payable	11,381
Distribution Plan expenses payable	123
Due to other related parties	2,380
Accrued expenses and other liabilities	172,053

Total liabilities	29,063,033

Net assets	$ 860,662,872

Net assets represented by
Paid-in capital	$ 1,699,904,898
Overdistributed net investment income	(13,118)
Accumulated net realized losses on securities and foreign currency related transactions	(746,884,153)
Net unrealized losses on securities	(92,344,755)

Total net assets	$ 860,662,872

Net assets consists of
Class A	$ 625,851
Class B	474,191
Class C	241,830
Class I	845,178,906
Class IS	14,142,094

Total net assets	$ 860,662,872

Shares outstanding
Class A	33,184
Class B	25,336
Class C	12,918
Class I	44,695,398
Class IS	755,304

Net asset value per share
Class A	$ 18.86
Class A -- Offering price (based on sales charge of 5.75%)	$ 20.01
Class B	$ 18.72
Class C	$ 18.72
Class I	$ 18.91
Class IS	$ 18.72

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends (net of foreign witholding taxes $1,643)	$ 7,411,904
Interest	859,102

Total investment income	8,271,006

Expenses
Advisory fee	4,805,368
Distribution Plan expenses
Class A	621
Class B	3,620
Class C	1,528
Class IS	41,929
Administrative services fees	775,059
Transfer agent fee	437,630
Trustees’ fees and expenses	19,624
Printing and postage expenses	74,671
Custodian fee	188,812
Registration and filing fees	205,143
Professional fees	35,398
Other	28,942

Total expenses	6,618,345
Less: Expense reductions	(10,380)
Fee waivers	(720,606)

Net expenses	5,887,359

Net investment income	2,383,647

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(145,078,906)
Foreign currency related transactions	(143)

Net realized losses on securities and foreign currency related transactions	(145,079,049)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(29,121,599)

Net realized and unrealized losses on securities and foreign currency related transactions	(174,200,648)

Net decrease in net assets resulting from operations	$ (171,817,001)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001 (a)

Operations
Net investment income		$ 2,383,647		$ 700,745
Net realized losses on securities and foreign currency related transactions		(145,079,049)		(74,687,015)
Net change in unrealized gains or losses on securities and foreign currency related transactions		(29,121,599)		(71,208,675)

Net decrease in net assets resulting from operations		(171,817,001)		(145,194,945)

Distributions to shareholders from
Net investment income
Class A		(957)		(15)
Class B		(391)		(3)
Class C		(204)		(2)
Class I		(2,219,989)		(701,078)
Class IS		(30,751)		(10,570)

Total distributions to shareholders		(2,252,292)		(711,668)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	41,196	939,219	1,413	37,124
Class B	26,383	629,620	1,354	34,485
Class C	12,468	288,229	866	20,000
Class I	13,573,125	308,690,618	3,278,115	83,096,864
Class IS	435,606	9,918,969	60,983	1,549,426

		320,466,655		84,737,899

Net asset value of shares issued in reinvestment of distributions
Class A	19	370	1	15
Class B	18	334	0	3
Class C	8	149	0	2
Class I	40,292	845,245	12,230	285,822
Class IS	1,001	20,521	304	6,939

		866,619		292,781

Automatic conversion of Class B shares to Class A shares
Class A	86	1,919	0	0
Class B	(87)	(1,919)	0	0

		0		0

Payment for shares redeemed
Class A	(9,044)	(210,029)	(977)	(20,652)
Class B	(3,420)	(75,122)	(12)	(300)
Class C	(1,535)	(33,516)	0	0
Class I	(6,478,541)	(150,567,917)	(1,167,803)	(29,460,903)
Class IS	(395,117)	(9,169,030)	(91,315)	(2,324,153)

		(160,055,614)		(31,806,008)

Net asset value of shares issued in acquisition
Class I	10,239,512	231,697,404	0	0
Class IS	49,579	1,111,381	0	0

		232,808,785		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002	2001 (a)

Net increase in net assets resulting from capital share transactions	$ 394,086,445	$ 53,224,672

Total increase (decrease) in net assets	220,017,152	(92,681,941)
Net assets
Beginning of period	640,645,720	733,327,661

End of period	$ 860,662,872	$ 640,645,720

Overdistributed net investment income	$ (13,118)	$ (59,002)

(a) For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended June 30, 2001

Operations
Net investment income		$ 3,000,445
Net realized losses on securities and foreign currency related transactions		(80,060,688)
Net change in unrealized gains or losses on securities and foreign currency related transactions		(199,422,546)

Net decrease in net assets resulting from operations		(276,482,789)

Distributions to shareholders from
Net investment income
Class A		(3)
Class B		0
Class C		0
Class I		(2,998,866)
Class IS		(42,481)
Net realized gains
Class I		(186,512,840)
Class IS		(5,297,051)
Total distributions to shareholders		(194,851,241)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	490	14,232
Class B	1,104	30,404
Class C	1,111	32,949
Class I	10,165,157	362,043,009
Class IS	379,540	13,413,540

		375,534,134

Net asset value of shares issued in reinvestment of distributions
Class A	0	3
Class B	0	0
Class C	0	0
Class I	4,814,283	187,487,106
Class IS	120,114	4,642,218

		192,129,327

Payment for shares redeemed
Class A	0	0
Class B	(4)	(105)
Class C	0	0
Class I	(5,360,068)	(195,239,529)
Class IS	(259,727)	(9,099,563)

		(204,339,197)

Net increase in net assets resulting from capital share transactions		363,324,264

Total decrease in net assets		(108,009,766)
Net assets
Beginning of period		841,337,427

End of period		$ 733,327,661

Overdistributed net investment income		$ (48,079)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Select Strategic Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers, post-October losses and wash sales assumed as a result of acquistions.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.62% of the Fund’s average daily net assets.

During the year ended September 30, 2002, the investment advisor waived its fees in the amount of $720,606, which represents 0.09% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $168,412 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A and Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Secular Growth Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 10,239,512 Class I shares and 49,579 Class IS shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $10,580,283. The aggregate net assets of the Fund and Evergreen Secular Growth Fund immediately prior to the acquisition were $705,837,827 and $232,808,785, respectively. The aggregate net assets of the Fund immediately after the acquisition were $938,646,612.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,356,776,611and $1,255,327,192, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $25,825,800 and $26,869,873, respectively. During the year ended September 30, 2002, the Fund earned $66,950 in income from securities lending.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $1,000,082,009. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,748,312 and $135,138,380, respectively, with a net unrealized depreciation of $117,390,068.

NOTES TO FINANCIAL STATEMENTS continued

As of September 30, 2002 the Fund had $592,198,945 in capital loss carryovers for federal income tax purposes with $300,026,120 expiring in 2008, $215,794,155 expiring in 2009 and $76,378,670 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October capital losses of $129,639,895.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward and Post-October Loss

$13,118	$117,390,068	$721,838,840

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended September 30, 2002 was ordinary income in the amount of $2,252,292.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $10,380 which represents 0.00% of its average net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Select Strategic Growth Fund, a portfolio of Evergreen Select Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods for the period from November 24, 1997 (commencement of operations) to September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Select Strategic Growth Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended September 30, 2002 qualified for the dividends received deduction.

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563835 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034